EXHIBIT 10.3

                                   ASSIGNMENT

         FOR VALUE RECEIVED, Dental Care Alliance, Inc. (the "Company"), a Delaware corporation, does hereby assign all of its rights, title and interest in, to, under and with respect to any and all of its management agreements and licensing agreements with professional associations and professional corporations located in Michigan (the "PAs") and all assets of the Company used in connection with the provision of services to or the management of the PAs (collectively, the "Assigned Assets") to Dental Care Alliance Michigan, Inc., a Michigan corporation and a subsidiary of the Company (the Subsidiary"), subject only, where consent is required, to the obtaining of such written consent.

         IN WITNESS WHEREOF, the Company, by and through its undersigned officer thereunto duly authorized, has executed and delivered this instrument on the _____ day of October, 1997.

                                        DENTAL CARE ALLIANCE, INC.

                                        By: /s/ DR. STEVEN MATZKIN
                                            -------------------------------
                                                DR. STEVEN MATZKIN


                                   ASSUMPTION

         FOR VALUE RECEIVED, the Subsidiary does hereby assume all rights, privileges, duties, obligations and liabilities of the Company arising under and/or with respect to the Assigned Assets, subject only, where consent is required, to the obtaining of such written consent.

         IN WITNESS WHEREOF, the Subsidiary, by and through its undersigned officer thereunto duly authorized, has executed and delivered this instrument on the ____ day of October, 1997.

                                        DENTAL CARE ALLIANCE MICHIGAN, INC.


                                        By: /s/ DR. STEVEN MATZKIN
                                            -------------------------------
                                                DR. STEVEN MATZKIN

                                   ASSIGNMENT

         FOR VALUE RECEIVED, Dental Care Alliance, Inc. (the "Company"), a Delaware corporation, does hereby assign all of its rights, title and interest in, to, under and with respect to any and all of its management agreements and licensing agreements with professional associations and professional corporations located in Florida (the "PAs") and all assets of the Company used in connection with the provision of services to or the management of the PAs (collectively, the "Assigned Assets") to Dental Care Alliance Florida, Inc., a Florida corporation and a subsidiary of the Company (the Subsidiary"), subject only, where consent is required, to the obtaining of such written consent.

         IN WITNESS WHEREOF, the Company, by and through its undersigned officer thereunto duly authorized, has executed and delivered this instrument on the _____ day of October, 1997.

                                        DENTAL CARE ALLIANCE, INC.


                                        By: /s/ DR. STEVEN MATZKIN
                                            -------------------------------
                                                DR. STEVEN MATZKIN


                                   ASSUMPTION

         FOR VALUE RECEIVED, the Subsidiary does hereby assume all rights, privileges, duties, obligations and liabilities of the Company arising under and/or with respect to the Assigned Assets, subject only, where consent is required, to the obtaining of such written consent.

         IN WITNESS WHEREOF, the Subsidiary, by and through its undersigned officer thereunto duly authorized, has executed and delivered this instrument on the ____ day of October, 1997.

                                        DENTAL CARE ALLIANCE FLORIDA, INC.


                                        By: /s/ DR. STEVEN MATZKIN
                                            -------------------------------
                                                DR. STEVEN MATZKIN